Exhibit 4.5

EXECUTION COPY

VICI PROPERTIES INC.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of December 22, 2017 by and among VICI Properties Inc., a Maryland corporation (the “Company”), and the Holders (as defined below) of Company Common Stock (as defined below) listed on Schedule I hereto. The Company and the Holders are referred to collectively herein as the “Parties”. Capitalized terms used herein have the meanings set forth in Section 1.

WITNESSETH:

WHEREAS, the Parties hereto have entered into that certain Common Stock Purchase Agreement, dated as of November 29, 2017 (the “Purchase Agreement”), which pursuant to which the Holders will purchase from the Company shares of Company Common Stock (the “Transaction”); and

WHEREAS, the Transaction is being consummated simultaneously herewith; and

WHEREAS, the Holders and the Company desire to enter into this Agreement to provide the Holders with certain rights relating to the registration of the Company Common Stock;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, and intending to be legally bound, the Parties agree as follows:

1.    Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Agreement” has the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405.

“beneficially owned”, “beneficial ownership” and similar phrases have the same meanings as such terms have under Rule 13d-3 (or any successor rule then in effect) under the Exchange Act, except that in calculating the beneficial ownership of any Holder, such Holder shall be deemed to have beneficial ownership of all securities that such Holder has the right to acquire, whether such right is currently exercisable or is exercisable upon the occurrence of a subsequent event.

“Bought Deal” has the meaning set forth in Section 2(a)(v).

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

“Capital Stock” means with respect to a corporation, any and all shares, interests or equivalents of capital stock of such corporation (whether voting or nonvoting and whether common or preferred) and any and all options, warrants and other securities that at such time are convertible into, or exchangeable or exercisable for, any such shares, interests or equivalents (including, without limitation, any note or debt security convertible into or exchangeable for shares of Company Common Stock).

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Company” has the meaning set forth in the preamble.

“Company Common Stock” means the shares of common stock, par value $0.01 per share, of the Company.

“Demand Notice” has the meaning set forth in Section 2(b)(i).

“Demand Registration” has the meaning set forth in Section 2(b)(i).

“Demand Registration Statement” has the meaning set forth in Section 2(b)(i).

“Demand Request” has the meaning set forth in Section 2(b)(i).

“Due Diligence Information” has the meaning set forth in Section 4(p).

“Effective Date” means the closing date of the transactions contemplated by the Purchase Agreement

“Effectiveness Period” has the meaning set forth in Section 2(b)(iv).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“FINRA” means the Financial Industry Regulatory Authority or any successor regulatory authority agency.

“Follow-On Holdback Period” has the meaning set forth in Section 6(b)(ii).

“Form S-3 Shelf” has the meaning set forth in Section 2(a)(i).

“Form S-11 Shelf” has the meaning set forth in Section 2(a)(i).

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Holdback Period” has the meaning set forth in Section 6(b)(i).

“Holdback Registrable Securities” means, with respect to any Holdback Period or Follow-On Holdback Period, any securities that constitute Registrable Securities as of the time that such period commences, whether or not such securities cease to be Registrable Securities during such period.

“Holder” and “Holder of Registrable Securities” means each Person that is party to this Agreement on the date hereof and any Person who hereafter becomes a party to this Agreement pursuant to Section 10(g) of this Agreement. A Person shall cease to be a Holder hereunder at such time as it ceases to beneficially own any Registrable Securities.

“Holder Indemnified Persons” has the meaning set forth in Section 8(a).

“Holders of a Majority of Included Registrable Securities” means Holders of a majority of the Registrable Securities included in a Demand Registration or Underwritten Shelf Takedown, as applicable. For the avoidance of doubt, only Registrable Securities held by Persons who are party to this Agreement as of the date hereof or who thereafter execute a joinder in accordance with Section 10(g) shall be considered in calculating a majority of the Registrable Securities.

“Holders of a Majority of Registrable Securities” means Holders of a majority of the Registrable Securities For the avoidance of doubt, only Registrable Securities held by Persons who are party to this Agreement as of the date hereof or who thereafter execute a joinder in accordance with Section 10(g) shall be considered in calculating a majority of the Registrable Securities.

“Included Registrable Securities” means the Registrable Securities included in a Demand Registration or Underwritten Shelf Takedown, as applicable.

“Indemnified Persons” has the meaning set forth in Section 8(b).

“indemnifying party” has the meaning set forth in Section 8(c).

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433, relating to an offer of the Registrable Securities.

“Lock-Up Agreement” has the meaning set forth in Section 6(a).

“Losses” has the meaning set forth in Section 8(a).

“Maximum Offering Size” has the meaning set forth in Section 2(a)(vi).

“Other Registrable Securities” means (a) Company Common Stock (including Company Common Stock beneficially owned as a result of, or issuable upon, the conversion, exercise or exchange of any other Capital Stock), (b) any securities issued or issuable with respect to, on account of or in exchange for Company Common Stock, whether by stock split, stock dividend, recapitalization, merger, consolidation or other reorganization, charter amendment or otherwise, (c) any options, warrants or other rights to acquire Company Common Stock, and (d) any securities received as a dividend or distribution in respect of, any of the securities described in clauses (a) and (b) above, in each case beneficially owned by any other Person who has rights to participate in any offering of securities by the Company pursuant to a registration rights agreement or other similar arrangement (other than this Agreement) with the Company or any direct or indirect parent of the Company relating to the Company Common Stock; provided, that in the case of an Underwritten Shelf Takedown or an Underwritten Demand, Other Registrable Securities shall be limited to the securities of the class and series being offered in such Underwritten Shelf Takedown or Demand Registration.

“Parties” has the meaning set forth in the preamble.

“PDF” means portable document format (.pdf).

“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Piggyback Eligible Holders” has the meaning set forth in Section 2(c)(i).

“Piggyback Notice” has the meaning set forth in Section 2(c)(i).

“Piggyback Offering” has the meaning set forth in Section 2(c)(i).

“Piggyback Registration” has the meaning set forth in Section 2(c)(i).

“Piggyback Request” has the meaning set forth in Section 2(c)(i).

“Plan” means the Third Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code dated January 17, 2017, for Caesars Entertainment Operating Company, Inc. pursuant to the Bankruptcy Code.

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or known to the Company to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), all amendments and supplements to the Prospectus, including post-effective amendments, all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Public Offering” means any sale or distribution to the public of Capital Stock of the Company pursuant to an offering registered under the Securities Act, whether by the Company, by Holders and/or by any other holders of the Company’s Capital Stock.

“Purchase Agreement” has the meaning set forth in the Recitals.

“Qualified Holder” means a Holder who, together with its Affiliates, beneficially owns in the aggregate twenty percent (20%) or more of the Registrable Securities issued as of the date hereof; provided that, for purposes of Sections 2(a)(x), 2(b)(i), 2(b)(iv), and 2(e), the term “Qualified Holder” shall include any two or more Holders acting together who, together with their Affiliates, own in the aggregate twenty percent (20%) or more of such Registrable Securities.

“Questionnaire” has the meaning set forth in Section 2(a)(ii).

“Registrable Securities” means (a) the Company Common Stock issuable pursuant to the Purchase Agreement, and (b) any securities issued or issuable with respect to, on account of or in exchange for the securities referred to in clause (a), whether by way of split, dividend, distribution, combination, recapitalization, merger, consolidation or other reorganization, charter amendment or otherwise (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a Holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected), in each case that are beneficially owned on or after the date hereof by the Holders and their Affiliates or any transferee or assignee of any Holder or its Affiliates after giving effect to a transfer made in compliance with Section 10(g), all of which securities are subject to the rights provided herein until such rights terminate pursuant to the provisions of this Agreement. As to any particular Registrable Securities, such securities shall not be Registrable Securities when (i) a Registration Statement registering such Registrable Securities under the Securities Act has been declared effective and such Registrable Securities have been sold, transferred or otherwise disposed of by the Holder thereof pursuant to such effective Registration Statement, (ii) such Registrable Securities are sold, transferred or otherwise disposed of pursuant to Rule 144 and such Registrable Securities are thereafter freely transferable by such Person (without limitations on volume) without registration under the Securities Act, (iii) such Registrable Securities cease to be outstanding, or (iv) such Registrable Securities are eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1).

“Registration Expenses” has the meaning set forth in Section 5.

“Registration Statement” means a registration statement of the Company filed with or to be filed with the Commission under the Securities Act and other applicable law, including an Automatic Shelf Registration Statement, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Related Party” has the meaning set forth in Section 10(r).

“Representatives” means, with respect to any Person, such Person’s directors, officers, members, partners, limited partners, general partners, shareholders, subsidiaries, managed accounts or funds, managers, management company, investment manager, affiliates, principals, employees, agents, investment bankers, attorneys, accountants, advisors, consultants, fund advisors, financial advisor and other professionals of such Person, in each case, in such capacity, serving on or after the date of this Agreement.

“road show” has the meaning set forth in Section 8(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 433” means Rule 433 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Sale Transaction” has the meaning set forth in Section 6(b)(i).

“Seasoned Issuer” means an issuer eligible to use a registration statement on Form S-3 under the Securities Act and who is not an “ineligible issuer” as defined in Rule 405 promulgated by the Commission pursuant to the Securities Act.

“Securities” has the meaning set forth in Section 6(b)(i).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Selling Expenses” means all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and related legal and other fees of a Holder not included within the definition of Registration Expenses.

“Shelf Period” has the meaning set forth in Section 2(a)(i).

“Shelf Public Offering Requesting Holder” has the meaning set forth in Section 2(a)(iv).

“Shelf Registrable Securities” has the meaning set forth in Section 2(a)(v).

“Shelf Registration” means the registration of an offering of Registrable Securities on a Form S-11 Shelf or a Form S-3 Shelf, as applicable, on a delayed or continuous basis under Rule 415 under the Securities Act, pursuant to Section 2(a)(i).

“Shelf Registration Statement” has the meaning set forth in Section 2(a)(i).

“Shelf Takedown Notice” has the meaning set forth in Section 2(a)(v).

“Shelf Takedown Request” has the meaning set forth in Section 2(a)(v).

“Subsidiary” means, when used with respect to any Person, any corporation or other entity, whether incorporated or unincorporated, (a) of which such Person or any other Subsidiary of such Person is a general partner (excluding partnerships, the general partnership interests of which held by such Person or any Subsidiary of such Person do not have a majority of the voting interests in such partnership) or (b) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other entity is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

“Suspension Event” has the meaning set forth in Section 2(e).

“Suspension Notice” has the meaning set forth in Section 2(e).

“Suspension Period” has the meaning set forth in Section 2(e).

“Trading Market” means the principal national securities exchange in the United States on which Registrable Securities are (or are to be) listed.

“Transaction” has the meaning set forth in the Recitals.

“Underwritten Demand” means a Demand Registration conducted as an underwritten Public Offering.

“Underwritten Shelf Takedown” has the meaning set forth in Section 2(a)(iv).

“WKSI” means a “well known seasoned issuer” as defined under Rule 405.

2. Registration.

(a) Shelf Registration.

(i) Filing of Shelf Registration Statement. Promptly after the Effective Date, but in no event later than 75 days after the Effective Date, to the extent permitted by the Commission’s rules and regulations, the Company shall file a Registration Statement for a Shelf Registration on Form S-11 covering the resale of all of the Registrable Securities beneficially owned by the Holders on a delayed or continuous basis (the “Form S-11 Shelf”). After the Company becomes a Seasoned Issuer or WKSI, the Company shall convert the Form S-11 Shelf to a Registration Statement on

Form S-3 (or other appropriate short form registration statement then permitted by the Commission’s rules and regulations) covering the resale of all of the Registrable Securities beneficially owned by the Holders on a delayed or continuous basis (the “Form S-3 Shelf” and, together with the Form S-11 Shelf, the “Shelf Registration Statement”) (which shall be an Automatic Shelf Registration Statement if the Company is a WKSI) as soon as reasonably practicable after the Company becomes so eligible. Subject to the terms of this Agreement, including any applicable Suspension Period, the Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable following the filing of the Shelf Registration Statement. The Company shall use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement are no longer Registrable Securities, including, to the extent a Form S-11 Shelf is converted to a Form S-3 Shelf and the Company thereafter becomes ineligible to use Form S-3, by using commercially reasonable efforts to file a Form S-11 Shelf or other appropriate form specified by the Commission’s rules and regulations as promptly as reasonably practicable after the date of such ineligibility and using its commercially reasonable efforts to have such Shelf Registration Statement declared effective as promptly as reasonably practicable after the filing thereof (the period during which the Company is required to keep the Shelf Registration Statement continuously effective under the Securities Act in accordance with this clause (i), the “Shelf Period”). The Company shall promptly notify the Holders named in the Shelf Registration Statement via e-mail to the addresses set forth on Schedule I hereof of the effectiveness of a Form S-11 Shelf. The Company shall file a final Prospectus in respect of such Shelf Registration Statement with the Commission to the extent required by Rule 424. The “Plan of Distribution” section of such Shelf Registration Statement shall include a plan of distribution, which includes the means of distribution substantially in the form set forth in Exhibit B hereto.

(ii) Holder Information. Notwithstanding any other provision hereof, no Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder, and the Holder furnishes to the Company a fully completed notice and questionnaire in the form attached hereto as Exhibit C (the “Questionnaire”) and such other information in writing as the Company may reasonably request in writing for use in connection with the Shelf Registration Statement or Prospectus included therein and in any application to be filed with or under state securities laws. In order to be named as a selling securityholder in the Shelf Registration Statement at the time it is first made available for use, a Holder must furnish the completed Questionnaire and such other information that the Company may reasonably request in writing, if any, to the Company in writing no later than the fifth Business Day prior to the targeted effective date; provided that any holder providing a completed Questionnaire within that time period may provide updated information regarding such Holder’s beneficial ownership and the number of shares requested to be included up to the second Business Day prior to the effective date. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

(iii) Supplements. From and after the effective date of the Shelf Registration Statement, upon receipt of a completed Questionnaire and such other information that the Company may reasonably request in writing, if any, the Company will use its commercially reasonable efforts to file as promptly as reasonably practicable, but in any event on or prior to the tenth Business Day after receipt of such information (or, if a Suspension Period is then in effect or initiated within five Business Day following the date of receipt of such information, the tenth Business Day following the end of such Suspension Period) either (i) if then permitted by the Securities Act or the rules and regulations thereunder (or then-current Commission interpretations thereof), a supplement to the Prospectus contained in the Shelf Registration Statement naming such Holder as a selling securityholder and containing such other information as necessary to permit such Holder to deliver the Prospectus to purchasers of the Holder’s Registrable Securities, or (ii) if it is not then permitted under the Securities Act or the rules and regulations thereunder (or then-current Commission interpretations thereof) to name such Holder as a selling securityholder in a supplement to the Prospectus, a post-effective amendment to the Shelf Registration Statement or an additional Shelf Registration Statement as necessary for such Holder to be named as a selling securityholder in the Prospectus contained therein to permit such Holder to deliver the Prospectus to purchasers of the Holder’s Registrable Securities (subject, in the case of either clause (i) or clause (ii), to the Company’s right to delay filing or suspend the use of the Shelf Registration Statement as described in Section 2(e) hereof). If the Company is not a WKSI or is not otherwise eligible to add additional selling stockholders by means of a prospectus supplement, notwithstanding the foregoing, the Company shall not be required to file more than one (1) post-effective amendment or additional Shelf-Registration Statements in any fiscal quarter for all Holders pursuant to this Section 2(a)(iii); provided that the foregoing limitation shall not apply if the Registrable Securities to be added represent beneficial ownership of more than $10 million of the Company Common Stock (as determined in good faith by the Company to the extent the Company Common Stock is not then listed on a national exchange). If the Company is a WKSI or is otherwise eligible to add additional selling stockholders by means of a prospectus supplement, notwithstanding the foregoing, the Company shall not be required to file more than two (2) prospectus supplements for all Holders pursuant to this Section 2(a)(iii) in any fiscal quarter; provided that the foregoing limitation shall not apply if the Registrable Securities to be added represent beneficial ownership of more than $10 million of the Company Common Stock (as determined in good faith by the Company to the extent the Company Common Stock is not the listed on a national exchange).

(iv) Underwritten Shelf Takedown. At any time during the Shelf Period (subject to any Suspension Period), any one or more Holders of Registrable Securities (such Holder, a “Shelf Public Offering Requesting Holder”) may request to sell all or any portion of their Registrable Securities in an underwritten Public Offering that is registered pursuant to the Shelf Registration Statement (each, an “Underwritten Shelf Takedown”); provided, that, and subject to Section 2(a)(v) below, the Company shall not be obligated to effect (x) an Underwritten Shelf Takedown for any Registrable Securities other than Company Common Stock; (y) more than four (4) Underwritten Shelf Takedowns (together with any Demand Registrations) in aggregate; or (z) any Underwritten Shelf Takedown if the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be sold in such Underwritten Shelf Takedown, in the good faith judgment of the managing underwriter(s) therefor, is less than $100 million as of the date of the Company receives a Shelf Takedown Request.

(v) Notice of Underwritten Shelf Takedown. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company (the “Shelf Takedown Request”). Each Shelf Takedown Request shall specify the approximate number of shares of Company Common Stock to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. Subject to Section 2(e) below, after receipt of any Shelf Takedown Request, the Company shall give written notice (the “Shelf Takedown Notice”) of such requested Underwritten Shelf Takedown (which notice shall state the material terms of such proposed Underwritten Shelf Takedown, to the extent known) to all other Holders of Registrable Securities that have Registrable Securities registered for sale under a Shelf Registration Statement and that have requested to receive such notices (“Shelf Registrable Securities”). Such notice shall be given not more than ten (10) Business Days and not less than five (5) Business Days, in each case prior to the expected date of commencement of marketing efforts for such Underwritten Shelf Takedown. Subject to Section 2(c)(ii), the Company shall include in such Underwritten Shelf Takedown all Shelf Registrable Securities that are Company Common Stock with respect to which the Company has received written requests for inclusion therein within (x) in the case of a “bought deal” or “overnight transaction” (a “Bought Deal”), two (2) Business Days; (y) in the case any other Underwritten Shelf Takedown, five (5) Business Days, in each case after the giving of the Shelf Takedown Notice. For the avoidance of doubt, the Company shall not be required to provide a Shelf Takedown Notice with respect to a Public Offering utilizing a Shelf Registration Statement other than an Underwritten Shelf Takedown, and Holders shall not have rights to participate therein under this Section 2(a)(v).

(vi) Priority of Registrable Shares. If the managing underwriters for such Underwritten Shelf Takedown advise the Company and the Holders of Shelf Registrable Securities proposed to be included in such Underwritten Shelf Takedown that in their reasonable view the number of Shelf Registrable Securities proposed to be included in such Underwritten Shelf Takedown exceeds the number of Shelf Registrable Securities which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a Majority of Included Registrable Securities requested to be included in the Underwritten Shelf Takedown (the “Maximum Offering Size”), then the Company shall promptly give written notice to all Holders of Shelf Registrable Securities proposed to be included in such Underwritten Shelf Takedown of such Maximum Offering Size, and shall include in such Underwritten Shelf Takedown the number of Shelf Registrable Securities which can be so sold in the following order of priority, up to the Maximum Offering Size: (A) first, the Shelf Registrable Securities requested to be included in such Underwritten Shelf Takedown by the Holders of such Shelf Registrable Securities, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Holders on the basis of the number of Shelf Registrable Securities requested to be included therein by each such Holder, (B) second, any securities proposed to be offered by the Company, and (C) Other Registrable Securities requested to be included in such Underwritten Shelf Takedown to the extent permitted hereunder, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the respective holders of such Other Registrable Securities on the basis of the number of securities requested to be included therein by each such holder.

(vii) Restrictions on Timing of Underwritten Shelf Takedowns. The Company shall not be obligated to effect an Underwritten Shelf Takedown (A) within ninety (90) days (or such longer period specified in any applicable lock-up agreement entered into with underwriters) after the consummation of a previous Underwritten Shelf Takedown or Demand Registration or consummation of a Company-initiated Public Offering or (B) within sixty (60) days prior to the Company’s good faith estimate of the date of filing of a Company-initiated registration statement.

(viii) Selection of Bankers and Counsel. The Holders of a Majority of Included Registrable Securities requested to be included in an Underwritten Shelf Takedown shall have the right to: (A) select the investment banker(s) and manager(s) to administer the offering (which shall consist of one (1) or more reputable nationally recognized investment banks, subject to the Company’s approval (which shall not be unreasonably withheld, conditioned or delayed)) and one (1) firm of legal counsel to represent all of the Holders (along with one local counsel, to the extent reasonably necessary, for any applicable jurisdiction), in connection with such Underwritten Shelf Takedown, and (B) determine the price, underwriting discount and other financial terms of the related underwriting agreement for the Registrable Securities included in such Underwritten Shelf Takedown; provided that the Company shall select such investment banker(s), manager(s) and counsel (including local counsel) if the Holders of such Majority of Included Registrable Securities cannot so agree on the same within a reasonable time period.

(ix) Withdrawal from Registration. Any Holder whose Registrable Securities were to be included in any such registration pursuant to Section 2(a)(ii) may elect to withdraw any or all of its Registrable Securities therefrom, without liability to any of the other Holders and without prejudice to the rights of any such Holder or Holders to include Registrable Securities in any future registration (or registrations), by written notice to the Company delivered prior to the effective date of the relevant Underwritten Shelf Takedown.

(x) WKSI Filing. Upon the Company first becoming a WKSI, if requested by a Qualified Holder with securities registered on an existing Shelf Registration Statement, the Company will convert such existing Shelf Registration Statement to an Automatic Shelf Registration Statement.

(b) Demand Registration.

If the Company (i) is in violation of its obligation to file a Shelf Registration Statement pursuant to Section 2(a) or (ii) following the effectiveness of the Shelf Registration Statement contemplated by Section 2(a), thereafter ceases to have an effective Shelf Registration Statement during the Shelf Period (other than during any Suspension Period), subject to the terms and conditions of this Agreement (including Section 2(b)(iii)), upon written notice to the Company (a “Demand Request”) delivered by a Qualified Holder requesting that the Company effect the registration (a “Demand Registration”) under the Securities Act of any or all of the Registrable Securities beneficially owned by such Qualified Holder(s), the Company shall give a notice of the receipt of such Demand Request (a “Demand Notice”) to all other Holders of Registrable Securities that have requested to receive such notices (which notice shall state the material terms of such proposed Demand Registration, to the extent known). Such Demand Notice shall be given not more than ten (10) Business Days and not less than five (5) Business Days, in each case prior to the expected date of the public filing of the registration statement (the (i) “Demand Registration Statement”) for such Demand Registration. Subject to the provisions of Section 2(a)(iv) and Section 2(e) below, the Company shall include in such Demand Registration all Registrable Securities that are Company Common Stock with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the later of the Company (i) the giving the Demand Notice and (ii) five (5) Business Days prior to the actual public filing of the Demand Registration Statement. Nothing in this Section 2(b) shall relieve the Company of its obligations under Section 2(a).

(ii) Demand Registration Using Form S-3. The Company shall effect any requested Demand Registration using a Registration Statement on Form S-3 whenever the Company is a Seasoned Issuer or a WKSI, and shall use an Automatic Shelf Registration Statement if it is a WKSI.

(iii) Limitations on Demand Registration. The Company shall not be required to effect more than four (4) Underwritten Demands (together with any Underwritten Shelf Takedowns) in aggregate. The Company shall not be required to effect an Underwritten Demand if the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be registered in such Underwritten Demand, in the good faith judgment of the managing underwriter(s) therefor, is less than $100 million as of the date the Company receives a written request for an Underwritten Demand. The Company shall not be obligated to effect a Demand Registration (A) within ninety (90) days (or such longer period specified in any applicable lock-up agreement entered into with underwriters) after the consummation of a previous Demand Registration or Underwritten Shelf Takedown or Company-initiated Public Offering or (B) within sixty (60) days prior to the Company’s good faith estimate of the date of filing of a Company-initiated registration statement.

(iv) Effectiveness of Demand Registration Statement. The Company shall use its commercially reasonable efforts to have the Demand Registration Statement declared effective by the Commission and keep the Demand Registration Statement continuously effective under the Securities Act for the period of time necessary for the underwriters or Holders to sell all the Registrable Securities covered by such Demand Registration Statement or such shorter period which will terminate when all Registrable Securities covered by such Demand Registration Statement have been sold pursuant thereto (including, if necessary, by filing with the Commission a post-effective amendment or a supplement to the Demand Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Demand Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Demand Registration Statement or by the Securities Act, any state securities or “blue sky” laws, or any other rules and regulations thereunder) (the “Effectiveness Period”). A Demand Registration shall not be deemed to have occurred (A) if the Registration Statement is withdrawn without becoming effective, (B) if the Registration Statement does not remain effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the disposition of the Registrable Securities covered by such Registration Statement for the Effectiveness Period, (C) if, after it has become effective, such Registration Statement is subject to any stop order, injunction or other order or requirement of the Commission or other governmental or regulatory agency or court for any reason other than a violation of applicable law solely by any selling Holder and has not thereafter become effective, (D) in the event of an Underwritten Demand, if the conditions to closing specified in the underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of some act or omission by a Qualified Holder, or (E) if the number of Registrable Securities included on the applicable Registration Statement is reduced in accordance with Section 2(b)(v) such that less than 66 2/3% of the Registrable Securities of the Holders of Registrable Securities who sought to be included in such registration are so included in such Registration Statement.

(v) Priority of Registration. Notwithstanding any other provision of this Section 2(b), if (A) a Demand Registration is an Underwritten Demand and (B) the managing underwriters advise the Company that in their reasonable view, the number of Registrable Securities proposed to be included in such offering (including Registrable Securities requested by Holders to be included in such Public Offering and any securities that the Company or any other Person proposes to be included that are Other Registrable Securities) exceeds the Maximum Offering Size, then the Company shall so advise the Holders with Registrable Securities proposed to be included in such Underwritten Demand, and shall include in such offering the number of Registrable Securities which can be so sold in the following order of priority, up to the Maximum Offering Size: (I) first, the Registrable Securities requested to be included in such Underwritten Demand by the Holders, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the Holders on the basis of the number of Registrable Securities requested to be included therein by each such Holder, (II) second, any securities proposed to be registered by the Company, and (III) third, Other Registrable Securities requested to be included in such underwritten Public Offering to the extent permitted hereunder, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among the respective holders of such Other Registrable Securities on the basis of the number of securities requested to be included therein by each such holder.

(vi) Underwritten Demand. The determination of whether any Public Offering of Registrable Securities pursuant to a Demand Registration will be an Underwritten Demand shall be made in the sole discretion of the Holders of a Majority of Included Registrable Securities included in such Demand Registration, and such Holders of a Majority of Included Registrable Securities included in such Underwritten Demand shall have the right to (A) determine the plan of distribution, the price at which the Registrable Securities are to be sold and the underwriting commissions, discounts and fees and other financial terms, and (B) select the investment banker(s) and manager(s) to administer the offering (which shall consist of one (1) or more reputable nationally recognized investment banks, subject to the Company’s approval (which shall not be unreasonably withheld, conditioned or delayed)) and one (1) firm of legal counsel to represent all of the Holders (along with one local counsel, to the extent reasonably necessary, for any applicable jurisdiction), in connection with such Demand Registration; provided that the Company shall select such investment banker(s), manager(s) and counsel (including local counsel) if the Holders of a Majority of Included Registrable Securities cannot so agree on the same within a reasonable time period.

(vii) Withdrawal of Registrable Securities. Any Holder whose Registrable Securities were to be included in any such registration pursuant to Section 2(b) may elect to withdraw any or all of its Registrable Securities therefrom, without liability to any of the other Holders and without prejudice to the rights of any such Holder to include Registrable Securities in any future registration (or registrations), by written notice to the Company delivered on or prior to the effective date of the relevant Demand Registration Statement.

(c) Piggyback Registration.

(i) Registration Statement on behalf of the Company. If at any time the Company proposes to file a Registration Statement or conduct an Underwritten Shelf Takedown, other than a Shelf Registration pursuant to Section 2(a) or a Demand Registration pursuant to Section 2(b), in connection with an underwritten Public Offering of Capital Stock (other than registrations on Form S-8 or Form S-4) (a “Piggyback Offering”), and the registration form to be used may be used for the registration of Registrable Securities, the Company shall give prompt written notice (the “Piggyback Notice”) to all Holders that have requested to receive such notices (collectively, the “Piggyback Eligible Holders”) of the Company’s intention to conduct such underwritten Public Offering; provided that, in the case of an Underwritten Shelf Takedown from an existing effective shelf registration statement, the Company shall not be required to provide a Piggyback Notice or include any Registrable Securities in such Public Offering unless either (i) such registration statement with respect to which the Company is conducting an Underwritten Shelf Takedown may be used for the registration and offering of Registrable Securities without the need to file a post-effective amendment thereto, (ii) the Company is a WKSI eligible to file an automatically effective registration statement or automatically effective post-effective amendment or (iii) if the Company is not a WKSI, the need to file any such post-effective amendment or new registration statement would not reasonably be expected to have a material adverse effect on the timing of the Company’s primary offering, in the good faith determination of the Company’s Board of Directors. The Piggyback Notice shall be given, (i) in the case of a Piggyback Offering that is an Underwritten Shelf Takedown, not earlier than ten (10) Business Days and not less than five (5) Business Days, in each case under this clause (i), prior to the expected date of commencement of marketing efforts for such Underwritten Shelf Takedown; or (ii) in the case of any other Piggyback Registration, not less than five (5) Business Days after the public filing of such Registration Statement. The Piggyback Notice shall offer the Piggyback Eligible Holders the opportunity to include for registration in such Piggyback Offering the number of Registrable Securities of the same class and series as those proposed to be registered as they may request, subject to Section 2(c)(ii) (a “Piggyback Registration”). Subject to Section 2(c)(ii), the Company shall include in each such Piggyback Offering such Registrable Securities constituting Common Stock for which the Company has received written requests (each, a “Piggyback Request”) for inclusion therein from Piggyback Eligible Holders within (x) in the case of a Bought Deal, two (2) Business Days; (y) in the case any other Underwritten Shelf Takedown, three (3) Business Days; or (z) otherwise, five (5) Business Days, in each case after the date of the Company’s notice; provided that the Company may not commence marketing efforts for such Public Offering until such periods have elapsed and the inclusion of all such securities so requested, subject to Section 2(c)(ii). If a Piggyback Eligible Holder decides not to include all of its Registrable Securities in any Piggyback Offering thereafter filed by the Company, such Piggyback Eligible Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Piggyback Offerings or Registration Statements as may be filed by the Company with respect to offerings of Registrable Securities, all upon the terms and conditions set forth herein. The Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register pursuant to the Piggyback Requests, to the extent required to permit the disposition of the Registrable Securities so requested to be registered.

(ii) Priority of Registration. If the managing underwriter or managing underwriters of such Piggyback Offering advise the Company and the Piggyback Eligible Holders that, in their reasonable view the amount of securities requested to be included in such registration (including Registrable Securities requested by the Piggyback Eligible Holders to be included in such offering and any securities that the Company or any other Person proposes to be included that are not Registrable Securities) exceeds the Maximum Offering Size (which, for the purposes of a Piggyback Registration relating to a primary offering of the Company’s Capital Stock, shall be within a price range acceptable to the Company), then the Company shall so advise all Piggyback Eligible Holders with Registrable Securities proposed to be included in such Piggyback Registration, and shall include in such offering the number which can be so sold in the following order of priority, up to the Maximum Offering Size: (A) first, (x) if the Piggyback Registration includes a primary offering of the Company’s Capital Stock, such securities that the Company proposes to sell up to the Maximum Offering Size, or (y) if the Piggyback Registration is an offering at the demand of the holders of Other Registrable Securities, the securities that such holders propose to sell and thereafter any securities proposed to be offered by the Company, in each case up to the Maximum Offering Size, and (B) second, the Company Common Stock constituting Registrable Securities or Other Registrable Securities requested to be included in such Piggyback Registration by each Piggyback Eligible Holder and any holder of Other Registrable Securities with rights to participate in such offering, allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata on the basis of the amount of Company Common Stock or other Capital Stock constituting Registrable Securities and Other Registrable Securities requested in aggregate to be included therein. All Piggyback Eligible Holders requesting to be included in the Piggyback Registration must sell their Registrable Securities to the underwriters selected as provided in Section 2(c)(iv) on the same terms and conditions as apply to the Company.

(iii) Withdrawal from Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(c), whether or not any Piggyback Eligible Holder has elected to include Registrable Securities in such Registration Statement, without prejudice, however, to the right of the Holders to request that such registration be effected as a registration under Section 2(b) to the extent permitted thereunder and subject to the terms set forth therein. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 5 hereof. Any Holder that has elected to include Registrable Securities in a Piggyback Offering may elect to withdraw such Holder’s Registrable Securities at any time prior to the Business Day prior to the execution of the underwriting agreement entered into in connection therewith.

(iv) Selection of Bankers and Counsel. If a Piggyback Registration pursuant to this Section 2(c) involves an underwritten Public Offering, the Company shall have the right to (A) determine the plan of distribution, including the price at which the Registrable Securities are to be sold and the underwriting commissions, discounts and fees and (B) select the investment banker or bankers and managers to administer the Public Offering, including the lead managing underwriter or underwriters, each of which shall be a nationally recognized investment bank. Holders of a Majority of Included Registrable Securities included in such underwritten Public Offering shall have the right to select one (1) firm of legal counsel to represent all of the Holders (along with one local counsel, to the extent reasonably necessary, for any applicable jurisdiction), in connection with such Piggyback Registration; provided, that the Company shall select such counsel (including local counsel) if the Holders of a Majority of Included Registrable Securities cannot so agree on the same within a reasonable time period.

(v) Effect of Piggyback Registration. No registration effected under this Section 2(c) shall relieve the Company of its obligations to effect any registration of the offer and sale of Registrable Securities under Section 2(a) or Section 2(b) hereof, and no registration effected pursuant to this Section 2(c) shall be deemed to have been effected pursuant to Section 2(a) or Section 2(b) hereof.

(d) Notice Requirements. Any Demand Request, Piggyback Request or Shelf Takedown Request shall (i) specify the maximum number or class or series of Registrable Securities intended to be offered and sold by the Holder making the request, (ii) express such Holder’s bona fide intent to offer up to such maximum number of Registrable Securities for distribution, (iii) describe the nature or method of the proposed offer and sale of Registrable Securities (to the extent applicable), and (iv) contain the undertaking of such Holder to provide all such information and materials and take all action as may reasonably be required in order to permit the Company to comply with all applicable requirements in connection with the registration of such Registrable Securities.

(e) Suspension Period. Notwithstanding any other provision of this Section 2, the Company shall have the right but not the obligation to defer the filing of (but not the preparation of), or suspend the use by the Holders of, any Demand Registration or Shelf Registration (whether prior to or after receipt by the Company of a Shelf Takedown Request or Demand Request) (i) if the Company reasonably believes (with the advice of competent counsel expert in such matters) that any such registration or offering would require the Company, under applicable securities laws and other laws, to make disclosure of material nonpublic information that would not otherwise be required to be disclosed at that time and the Company believes in good faith that such disclosures at that time would not be in the Company’s best interests; provided that the exception in clause (i) shall continue to apply only during the time in which such material nonpublic information has not been disclosed and remains material; and (ii) if the Company’s Board of Directors determines in good faith, after consultation with its external advisors or legal counsel, that the offer or sale of Registrable Securities would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization or other transaction involving the Company or any of its subsidiaries; provided that, the period of any delay or suspension under exceptions (i) and (ii) shall not exceed a period of sixty (60) days and any such delays or extensions shall not in aggregate exceed ninety (90) days in any twelve (12) month period (any such period, a “Suspension Period”, and any event triggering any such delay or suspension, a “Suspension Event”); provided, however, that in such event, the Qualified Holders will be entitled to withdraw any request for a Demand Registration and, if such request is withdrawn, such Demand Registration will not count as a Demand Registration and the Company will pay all Registration Expenses in connection with such registration, regardless of whether such registration is effected. The Company shall give written notice to the Holders of Registrable Securities registered under or pursuant to any Shelf Registration Statement or any Demand Registration with respect to its declaration of a Suspension Period and of the expiration of the relevant Suspension Period (a “Suspension Notice”). If the filing of any Demand

Registration is suspended or an Underwritten Shelf Takedown is delayed pursuant to this Section 2(e), once the Suspension Period ends, the Qualified Holders may request a new Demand Registration or a new Underwritten Shelf Takedown (and such request shall not be counted as an additional Underwritten Shelf Takedown or Demand Registration for purposes of either Section 2(a)(iv) or Section 2(b)(i)). The Company shall not include any material non-public information in the Suspension Notice and or otherwise provide such information to a Holder unless specifically requested by a Holder in writing. A Holder shall not effect any sales of the Registrable Securities pursuant to a Registration Statement at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice. Holders may recommence effecting sales of the Registrable Securities pursuant to a Registration Statement following further written notice from the Company to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders with Registrable Securities included on any suspended Registration Statement and Counsel to the Holders, if any, promptly (but in no event later than two Business Days) following the conclusion of any Suspension Event. Notwithstanding any provision herein to the contrary, if the Company gives a Suspension Notice with respect to any Registration Statement pursuant to this Section 2(e), the Company agrees that it shall (i) extend the period which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice; and (ii) provide copies of any supplemented or amended prospectus necessary to resume sales, if requested by any Holder; provided that such period of time shall not be extended beyond the date that there are no longer Registrable Securities covered by such Registration Statement.

(f) Required Information. The Company may require each Holder of Registrable Securities as to which any Registration Statement is being filed or sale is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing (provided that such information shall be used only in connection with such registration), and the Company may exclude from such registration or sale the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time after receiving such request or who does not consent to the inclusion in a Registration Statement or Prospectus related to such registration or sale of such information related to such Holder that is required by the rules and regulations of the Commission. Each Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(g) Other Registration Rights Agreements. The Company represents and warrants to each Holder that, as of the date of this Agreement, it has not entered into any agreement with respect to any of its securities granting any registration rights to any Person with respect to the Registrable Securities. The Company will not enter into on or after the date of this Agreement, unless this Agreement is modified or waived as provided in Section 10(c), any agreement that is inconsistent with the rights granted to the Holders with respect to Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof in any material respect. Other than as set forth in this Agreement, if the Company enters into any agreement that would allow any holder of Company Common Stock or other Capital Stock of the Company to include such

Capital Stock in any Registration Statement of the Company on a basis more favorable than the rights of the Holders under this Agreement (as determined in good faith by the Company), this Agreement shall be automatically amended to provide for such more favorable terms and, to the extent the Company enters into any agreement that would allow any holder of Company Common Stock or other Capital Stock of the Company to include such Capital Stock in any Registration Statement or Underwritten Shelf Takedown under Section 2(a) or 2(b) of this Agreement, such other agreement shall similarly provide for the Holders to have reciprocal rights with respect to any demand registrations or underwritten offerings thereunder.

(h) Cessation of Registration Rights. All registration rights granted under this Section 2 shall continue to be applicable with respect to any Holder until such time as the Holder no longer holds any Registrable Securities.

(i) Confidentiality. Each Holder agrees that such Holder shall treat as confidential the receipt of a Demand Notice, Shelf Takedown Notice or Piggyback Notice and shall not disclose or use the information contained in any such notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement; provided that no Holder will be entitled to receive any such notices (and shall not be eligible to participate in any offering related thereto, notwithstanding any other provision of this Agreement) unless a Holder has provided written notice to the Company in the manner specified in Section 10 requesting to receive such notices.

3. [Reserved]

4. Registration Procedures. The procedures to be followed by the Company and each participating Holder to register the sale of Registrable Securities pursuant to a Registration Statement in accordance with this Agreement, and the respective rights and obligations of the Company and such Holders with respect to the preparation, filing and effectiveness of such Registration Statement, are as follows:

(a) The Company will (i) prepare and file a Registration Statement or a prospectus supplement, as applicable, with the Commission (within the time period specified in Section 2(a) or Section 2(b), as applicable, in the case of a Shelf Registration, an Underwritten Shelf Takedown or a Demand Registration) which Registration Statement (A) shall be on a form selected by the Company for which the Company qualifies, (B) shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution, and (C) shall comply as to form in all material respects with the requirements of the applicable form and include and/or incorporate by reference all financial statements required by the Commission to be filed therewith, (ii) use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the periods provided under Section 2(a) or Section 2(b), as applicable, in the case of a Shelf Registration Statement or a Demand Registration Statement. The Company will furnish to any Qualified Holder named as a selling stockholder therein, any counsel designated by such Qualified Holder, counsel for the Holders of a Majority of Included Registrable Securities (selected as provided herein) and the managing underwriter or underwriters of an underwritten Public Offering of Registrable Securities, if applicable, copies of all correspondence from the Commission received in connection with such

Public Offering, subject in the case of any Qualified Holder to such Holder entering into a confidentiality agreement with respect thereto if requested by the Company. The Company will (I) at least two (2) Business Days (or such shorter period as shall be reasonably practicable under the circumstances) prior to the anticipated filing of the Shelf Registration Statement, a Demand Registration Statement or any related Prospectus or any amendment or supplement thereto, or before using any Issuer Free Writing Prospectus, furnish to any Qualified Holder named as a selling stockholder therein, any counsel designated by such Qualified Holder and counsel for the Holders of a Majority of Included Registrable Securities (selected as provided herein) and the managing underwriter or underwriters of an underwritten Public Offering of Registrable Securities, if applicable, copies of all such documents proposed to be filed (subject in the case of any Qualified Holder to such Holder entering into a confidentiality agreement with respect thereto if requested by the Company), (II) use its commercially reasonable efforts to address in each such document prior to being so filed with the Commission such comments as any of the foregoing Persons reasonably shall propose and (III) without limiting the Company’s rights under Section 2(f), not include in any Registration Statement or any related Prospectus or any amendment or supplement thereto information regarding a participating Holder to which a participating Holder reasonably objects; provided, however, the Company shall not be required to provide copies of any amendment or supplement filed solely to incorporate in any Form S-11 (or other form not providing for incorporation by reference) any filing by the Company under the Exchange Act or any amendment or supplement filed for the purpose of adding additional selling stockholders thereunder.

(b) The Company will as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as (A) may be reasonably requested by any Holder of Registrable Securities covered by such Registration Statement necessary to permit such Holder to sell in accordance with its intended method of distribution, to the extent consistent such intended method of distribution is consistent with Exhibit B hereto, or (B) may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for the periods provided under Section 2(a) or Section 2(b), as applicable, in accordance with the intended method of distribution.

(c) The Company will make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any Public Offering covered thereby) within the deadlines specified by the Securities Act.

(d) The Company will notify each Holder of Registrable Securities named as a selling stockholder in any Registration Statement and the managing underwriter or underwriters of an underwritten Public Offering of Registrable Securities, if applicable, (i) as promptly as reasonably practicable when any Registration Statement or post-effective amendment thereto has been declared effective; (ii) of the issuance or threatened issuance by the Commission or any other governmental or regulatory authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation or threatening of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; or (iv) of the discovery that, or upon the happening of any event the result of which, such Registration Statement or Prospectus or Issuer Free Writing Prospectus relating thereto or any document incorporated or deemed to be incorporated therein by reference contains an untrue statement in any material respect or omits any material fact necessary to make the statements in the Registration Statement or the Prospectus or Issuer Free Writing Prospectus relating thereto not misleading, or when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement or Prospectus, or if, for any other reason, it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act, correct such misstatement or omission or effect such compliance.

(e) Upon the occurrence of any event contemplated by Section 4(d)(iv), as promptly as reasonably practicable, the Company will (x) prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference or to the applicable Issuer Free Writing Prospectus, (y) furnish, if requested, a reasonable number of copies of such supplement or amendment to the selling Holders, their counsel and the managing underwriter or underwriters of an underwritten Public Offering of Registrable Securities, if applicable, and (z) file such supplement, amendment and any other required document with the Commission so that, as thereafter delivered to the purchasers of any Registrable Securities, such Registration Statement, such Prospectus or such Issuer Free Writing Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or an Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, and such Issuer Free Writing Prospectus shall not include information that conflicts with information contained in the Registration Statement or Prospectus, in each case such that each selling Holder can resume disposition of such Registrable Securities covered by such Registration Statement or Prospectus. Following receipt of notice of any event contemplated by clauses 4(d)(ii)-(iv), a Holder shall suspend sales of the Registrable Securities pursuant to such Registration Statement and shall not resume sales until such time as it has received written notice from the Company to such effect. The Company shall provide any supplemented or amended prospectus necessary to resume sales, if requested by any Holder.

(f) The Company will use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any stop order or other order suspending the effectiveness of a Registration Statement or the use of any Prospectus, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable, or if any such order or suspension is made effective during any Suspension Period, as promptly as practicable after the Suspension Period is over.

(g) During the Effectiveness Period or the Shelf Period, as applicable, the Company will furnish to each selling Holder, its counsel and the managing underwriter or underwriters of an underwritten Public Offering of Registrable Securities, if applicable, upon their request, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such selling Holder or underwriter (including those incorporated by reference) promptly after the filing of such documents with the Commission.

(h) The Company will promptly deliver to each selling Holder and the managing underwriter or underwriters of an underwritten Public Offering of Registrable Securities, if applicable, without charge, as many copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B promulgated under the Securities Act and any Issuer Free Writing Prospectus)), all exhibits and other documents filed therewith and such other documents as such selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such selling Holder or underwriter, and upon request, subject to any confidentiality undertaking as the Company shall reasonably request, a copy of any and all transmittal letters or other correspondence to or received from the Commission or any other governmental authority relating to such offer. Subject to Section 2(e) hereof, the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any applicable underwriter in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(i) The Company will (i) register or qualify the Registrable Securities covered by a Registration Statement, no later than the time such Registration Statement is declared effective by the Commission, under all applicable securities laws (including the “blue sky” laws) of such jurisdictions each underwriter, if any, or any selling Holder shall reasonably request; (ii) keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective under the terms of this Agreement; and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable such underwriter, if any, and each selling Holder to consummate the disposition in each such jurisdiction of the Registrable Securities covered by such Registration Statement; provided, however, that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (y) subject itself to taxation in any such jurisdiction, or (z) consent to general service of process (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith) in any such jurisdiction.

(j) The Company will cooperate with the Holders and the underwriter or managing underwriter of an underwritten Public Offering of Registrable Securities, if any, to facilitate the timely preparation and delivery of certificates or book-entry statements representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates or book-entry statements shall be free of all restrictive legends, indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders or the underwriter or managing underwriter of an underwritten Public Offering, as applicable, may reasonably request and instruct any transfer agent and registrar of Registrable Securities, if any, may request. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon the sale by any Holder or the underwriter or managing underwriter of an underwritten Public Offering of Registrable Securities, if any, of such Registrable Securities under the Registration Statement and to release any stop transfer orders in respect thereof. At the request of any Holder or the managing underwriter, if any, the Company will promptly deliver or cause to be delivered an opinion or instructions to the transfer agent in order to allow the Registrable Securities to be sold from time to time free of all restrictive legends.

(k) The right of any Holder to include such Holder’s Registrable Securities in an underwritten offering shall be conditioned upon (x) such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein, (y) such Holder entering into customary agreements, including an underwriting agreement in customary form, and sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Holders entitled to select the managing underwriter or managing underwriters hereunder (provided that (I) any such Holder shall not be required to make any representations or warranties to the Company or the underwriters (other than (A) representations and warranties regarding (1) such Holder’s ownership of its Registrable Securities to be sold or transferred, (2) such Holder’s power and authority to effect such transfer, (3) such matters pertaining to compliance with securities laws as may be reasonably requested by the Company or the underwriters, (4) the accuracy of information concerning such Holder as provided by or on behalf of such Holder, and (5) any other representations required to be made by the Holder under applicable law, and (B) such other representations, warranties and other provisions relating to such Holder’s participation in such Public Offering as may be reasonably requested by the underwriters) or to undertake any indemnification obligations to the Company with respect thereto, except as otherwise provided in Section 8(b) hereof, or to the underwriters with respect thereto, except to the extent of the indemnification being given to the underwriters and their controlling Persons in Section 8(b) hereof) and (II) and the aggregate amount of the liability of such Holder in connection with such offering shall not exceed such Holder’s net proceeds from the disposition of such Holder’s Registrable Securities in such offering) and (z) such Holder completing and executing all questionnaires, powers of attorney, custody agreements and other documents reasonably required under the terms of such underwriting arrangements or by the Company in connection with such underwritten Public Offering.

(l) The Company agrees with each Holder that, in connection with any underwritten Public Offering (including an Underwritten Shelf Takedown), the Company shall: (i) enter into and perform under such customary agreements (including underwriting agreements in customary form, including customary representations and warranties and provisions with respect to indemnification and contribution) and take all such other actions as the Holders of a Majority of Included Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities and provide reasonable cooperation, including causing appropriate officers to attend and participate in “road shows” and analyst or investor presentations and such other selling or other informational meetings organized by the underwriters, if any (taking into account the needs of the Company’s businesses and the responsibilities of such officers with respect thereto). The Company and its management shall not be required to participate in any marketing effort that lasts longer than five (5) Business Days.

(m) The Company will use commercially reasonable efforts to obtain for delivery to the underwriter or underwriters of an underwritten Public Offering of Registrable Securities (i) a signed counterpart of one or more comfort letters from independent public accountants of the Company in customary form and covering such matters of the type customarily covered by comfort letters and (ii) an opinion or opinions from counsel for the Company (including any local counsel reasonably requested by the underwriters) dated the date of the closing under the underwriting agreement, in customary form, scope and substance, covering the matters customarily covered in opinions requested in sales of securities in an underwritten Public Offering, which opinions shall be reasonably satisfactory to such underwriters and their counsel.

(n) The Company will (i) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement and provide and enter into any reasonable agreements with a custodian for the Registrable Securities and (ii) no later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities.

(o) The Company will cooperate with each Holder of Registrable Securities and each underwriter or agent, if any, participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.

(p) The Company will, upon reasonable notice and at reasonable times during normal business hours, make available for inspection by a representative appointed by the Holders of a Majority of Included Registrable Securities, counsel selected by such Holders in accordance with this agreement, any underwriter participating in any disposition pursuant to such registration, as applicable, and any other attorney or accountant retained by such underwriter, all financial and other records and pertinent corporate documents of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or Underwritten Shelf Takedown, as applicable, and make themselves available at mutually convenient times to discuss the business of the Company and other matters reasonably requested by any such Holders, sellers, underwriter or agent thereof in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility, as applicable (any information provided under this Section 4(p), “Due Diligence Information”), subject in each case to the foregoing persons entering into customary confidentiality and non-use agreements with respect to any confidential information of the Company. The Company shall not provide any Due Diligence Information to a Holder unless such Holder explicitly requests such Due Diligence Information in writing.

(q) The Company will comply with all applicable rules and regulations of the Commission, the Trading Market, FINRA and any state securities authority, and make available to each Holder, as soon as reasonably practicable after the effective date of the Registration Statement, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158.

(r) The Company will ensure that any Issuer Free Writing Prospectus utilized in connection with any Prospectus complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, and is retained in accordance with the Securities Act to the extent required thereby.

(s) Each Holder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or used or refer to, any Free Writing Prospectus without the prior written consent of the Company and, in connection with any underwritten Public Offering, the underwriters.

(t) Following the listing of the Company Common Stock in accordance with the requirements of the Plan, the Company will use commercially reasonable efforts to cause the Registrable Securities of the same class, to the extent any further action is required, to be similarly listed and to maintain such listing until such time as the securities cease to constitute Registrable Securities.

(u) The Company shall, if such registration for an underwritten Public Offering is pursuant to a Registration Statement on Form S-3 or any similar short-form registration, include in such Registration Statement such additional information for marketing purposes as the managing underwriter(s) reasonably request(s).

(v) The Company shall hold in confidence and not use or make any disclosure of information concerning a Holder provided to the Company, unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement known to the Company. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means or otherwise determining that any such disclosure is required under the foregoing clauses (i) through (iii), give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(w) In order to render the Registrable Securities eligible for resale pursuant to Rule 144A under the Securities Act, while any of the Registrable Securities remain “restricted securities,” it will make available, upon request, to any Holder of the Registrable Securities or prospective purchasers of the Registrable Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

5. Registration Expenses. The Company shall bear all reasonable Registration Expenses incident to the Parties’ performance of or compliance with their respective obligations under this Agreement or otherwise in connection with any Demand Registration, Shelf Registration, Shelf Takedown Request or Piggyback Registration (excluding any Selling Expenses), whether or not any Registrable Securities are sold pursuant to a Registration Statement.

“Registration Expenses” shall include, without limitation, (i) all registration, qualification and filing fees and expenses (including fees and expenses (A) of the Commission or FINRA, (B) incurred in connection with the listing of the Registrable Securities on the Trading Market, and (C) in compliance with applicable state securities or “Blue Sky” laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities as may be set forth in any underwriting agreement)); (ii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto (including expenses of printing certificates for the Company’s shares and printing prospectuses); (iii) analyst or investor presentation or road show expenses of the Company and the underwriters, if any; (iv) messenger, telephone and delivery expenses; (v) reasonable fees and disbursements of counsel (including any local counsel), auditors and accountants for the Company (including the expenses incurred in connection with “comfort letters” required by or incident to such performance and compliance); (vi) the reasonable fees and disbursements of underwriters to the extent customarily paid by issuers or sellers of securities (including, if applicable, the fees and expenses of any “qualified independent underwriter” (and its counsel) that is required to be retained in accordance with the rules and regulations of FINRA and the other reasonable fees and disbursements of underwriters (including reasonable fees and disbursements of counsel for the underwriters) in connection with any FINRA qualification; (vii) fees and expenses of any special experts retained by the Company; (viii) Securities Act liability insurance, if the Company so desires such insurance; (ix) reasonable fees and disbursements of one third-party counsel (along with one local counsel, to the extent reasonably necessary, for any applicable jurisdiction) representing all Holders mutually agreed by Holders of a Majority of Included Registrable Securities participating in the related registration; (x) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies; (xi) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties); (xii) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering. In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), the expense of any annual audit and any underwriting fees, discounts, selling commissions and stock transfer taxes and related legal and other fees applicable to securities sold by the Company and in respect of which proceeds are received by the Company. Each Holder shall pay any Selling Expenses applicable to the sale or disposition of such Holder’s Registrable Securities pursuant to any Demand Registration Statement or Piggyback Offering, or pursuant to any Shelf Registration Statement under which such selling Holder’s Registrable Securities were sold, and in any other fees and expenses not constituting Registration Expenses in proportion to the amount of such selling Holder’s shares of Registrable Securities sold in any offering under such Demand Registration Statement, Piggyback Offering or Shelf Registration Statement.

6. Lock-Up Agreements.

(a) Holder Lock-Up. In connection with any underwritten Public Offering expected to result in gross proceeds of at least $50.0 million, if requested by (i) the managing underwriters of such Public Offering and (ii) the Company, in the case of a Company-initiated Public Offering, or the Holders of a Majority of Included Registrable Securities, in the case of any Underwritten Shelf Takedown or Underwritten Demand pursuant to Section 2(a) or 2(b), each Holder of Holdback Registrable Securities participating in such Public Offering and, if requested by the managing underwriters of such Public Offering, each Holder of Holdback Registrable Securities shall enter into a lock-up agreement with the managing underwriters of such Public Offering to not make any sale or other disposition of any of the Holdback Registrable Securities owned by such Holder (a “Lock-Up Agreement”); provided that all executive officers and directors of the Company and the Holders requesting such Lock-Up Agreements are bound by and have entered into substantially similar Lock-Up Agreements; provided, further, that the foregoing provisions shall only be applicable to the Holders if all stockholders, officers and directors are treated similarly with respect to any release prior to the termination of the lock-up period such that if any such persons are released, then all Holders shall also be released to the same extent on a pro rata basis. The Company may impose stop-transfer instructions with respect to the shares of Capital Stock (or other securities) subject to the restrictions set forth in this Section 6(a) until the end of the applicable period of the Lock-Up Agreement. The provisions of this Section 6(a) shall cease to apply to such Holder once such Holder no longer beneficially owns any Holdback Registrable Securities.

(b) Lock-Up Agreements. The Lock-Up Agreement shall provide for the following unless the underwriters managing such underwritten Public Offering otherwise agree in writing:

(i) in connection with an initial underwritten Public Offering of the Company involving the offer and sale of Company Common Stock by the Company prior to the one-year anniversary of the date of this Agreement, such holder shall not (A) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any Holdback Registrable Securities of the Company (including Holdback Registrable Securities of the Company that may be deemed to be owned beneficially by such holder in accordance with the rules and regulations of the Commission) (collectively, “Securities”), (B) enter into a transaction with respect to the Securities which would have the same effect as described in clause (A) above, (C) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any Securities, whether such transaction is to be settled by delivery of such Securities, in cash or otherwise (each of (A), (B) and (C) above, a “Sale Transaction”), or (D) publicly disclose the intention to enter into any Sale Transaction, commencing on the date requested by the managing underwriters (which shall be no earlier than seven (7) days prior to the anticipated “pricing” date for such Public Offering) and continuing to the date that is 180 days following the “pricing” date for such initial Public Offering (the “Holdback Period”).

(ii) in connection with all other underwritten Public Offerings of the Company prior to the one-year anniversary of the date of this Agreement, such holder shall not effect any Sale Transaction commencing on the date requested by the managing underwriters (which shall be no earlier than seven (7) days prior to the anticipated “pricing” date for such Public Offering) and continuing to the date that is 90 days following the “pricing” date for such Public Offering (a “Follow-On Holdback Period”).

(iii) For the purpose of the lock-up provisions of this Section 6, any Company Common Stock that is (x) issued in the Transaction, and (y) held by a Holder during the period ending one-year after the date of this Agreement, shall be subject to the lock-up provisions of this Section 6 regardless of whether such Company Common Stock no longer constitutes “Registrable Securities”; provided that, for the avoidance of doubt, any such Company Common Stock sold to a non-affiliated third party transferee, either in a public resale under Rule 144 or pursuant to a registered offering, shall not be subject to the lock-up requirements of this Section 6.

(c) Company Lock-Up. In connection with any underwritten Public Offering, and upon the reasonable request of the managing underwriters, the Company shall: (i) agree to a customary lock-up provision applicable to the Company in an underwriting agreement as reasonably requested by the managing underwriters during any Holdback Period or Follow-On Holdback Period; and (ii) cause each of its executive officers and directors to enter into Lock-Up Agreements, in each case, in customary form and substance, and with exceptions that are customary, for an underwritten Public Offering.

7. [Reserved]

8. Indemnification.

(a) The Company shall indemnify, defend and hold harmless each Holder, its partners, stockholders, equityholders, general partners, limited partners, managers, members, and Affiliates and each of their respective officers and directors and any Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and any agent, employee, attorney or Representative thereof (collectively, “Holder Indemnified Persons”), and any underwriter that facilitates the sale of the Registrable Securities and any Person who controls such underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and investigation and reasonable attorneys’, accountants’ and experts’ fees, whether or not the Indemnified Person is a party to any Proceeding) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all Proceedings, whether civil, criminal, administrative or investigative, in which any Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of, based upon, resulting from or relating to (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, Prospectus, preliminary prospectus, road show, as defined in Rule 433(h)(4) under the Securities Act (a “road show”), or in any summary or final prospectus or Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any documents incorporated by reference in any of the foregoing or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary, in the case of any Prospectus, preliminary prospectus, road show or Issuer Free Writing Prospectus, in light of the circumstances under which they were made, to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state or common law rule or regulation relating to action or inaction in connection with any Company provided information in such registration, disclosure document or related document or report, and the Company will reimburse such Indemnified Person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such Proceeding; provided, however, that the Company shall not be liable to any Indemnified Person to the extent that any such Losses arise out of, are based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or Issuer Free Writing Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnified Person specifically for use in the preparation thereof.

(b) In connection with any Registration Statement filed by the Company pursuant to Section 2 hereof in which a Holder has registered for sale its Registrable Securities, each such selling Holder agrees (severally and not jointly) to indemnify, defend and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, Affiliates, employees, members, managers, agents and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (together with Holder Indemnified Persons, collectively, “Indemnified Persons”), from and against any Losses resulting from (i) any untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered, Prospectus, preliminary prospectus, road show, Issuer Free Writing Prospectus, or any amendment thereof or supplement thereto or any documents incorporated by reference therein, or (ii) any omission to state therein a material fact required to be stated therein or necessary, in the case of any Prospectus, preliminary prospectus, road show, Issuer Free Writing Prospectus, in light of the circumstances under which they were made, to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by or on behalf of such selling Holder to the Company specifically for inclusion therein and has not been corrected in a subsequent writing prior to the sale of the Registrable Securities. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds (after deducting underwriters’ discounts, fees and commissions) received by such Holder under the sale of Registrable Securities giving rise to such indemnification obligation less any amounts paid (including such Holder’s share of any other Selling Expenses) by such Holder in connection with such sale and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such sale.

(c) Any Indemnified Person shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification under this Section 8 (provided that any delay or failure to so notify the Person obligated to indemnify the Indemnified Person with respect to such claim (the “indemnifying party”) shall not relieve the indemnifying party of its obligations hereunder except to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure). The indemnifying party shall be entitled to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Person; provided, however, that any Indemnified Person shall have the right to select and employ its own counsel (and one local counsel in each relevant jurisdiction), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (A) the Indemnified Person has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other Indemnified Persons that are different from or in addition to those available to the indemnifying party, or (B) in the reasonable judgment of any such Indemnified Person (based upon advice of its counsel) a conflict of interest may exist between such Indemnified Person and the indemnifying party with respect to such claims; (C) the indemnifying party shall not have employed counsel satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action; (D) the indemnifying party shall authorize the Indemnified Person to employ separate counsel at the expense of the indemnifying party; or (E) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Indemnified Person and employ counsel reasonably satisfactory to such Indemnified Person. An indemnifying party shall not be liable under this Section 8(c) to any Indemnified Person regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Person is an actual or potential party to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld. No action may be settled without the consent of the Indemnified Person, provided that the consent of the Indemnified Person shall not be required if (A) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such settlement, (B) such settlement provides for the payment by the indemnifying party of money as the sole relief for such action, and (C) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 8(c), in connection with any Proceeding or related Proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time.

(d) In the event that the indemnity provided in Section 8(a) or Section 8(b) above is unavailable to or insufficient to hold harmless an Indemnified Person for any reason, then the indemnifying party under Section 8(a) or 8(b), as applicable, in lieu of indemnifying such Indemnified Person thereunder, agrees to contribute to the aggregate Losses (including reasonable costs of preparation and investigation and reasonable attorneys’, accountants’ and experts’ fees, whether or not the Indemnified Person is a party to any Proceeding) to which such indemnifying party may be subject in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and by the Indemnified Person on the other from the Public Offering of the Company Common Stock; provided, however, that the maximum amount of liability in respect of such contribution shall be limited in the case of any Holder to the net proceeds (after deducting underwriters’ discounts, fees and commissions and other Selling Expenses) received by such Holder in connection with such registration. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then the indemnifying party shall contribute to such amount paid or payable by such Indemnified Person in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the Indemnified Person on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Parties agree that it would not be just and equitable if contribution pursuant to Section 8(d) were determined by pro rata allocation (even if the Holders of Registrable Securities or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in Section 8(d). The amount paid or payable by an Indemnified Person as a result of the Losses referred to above in Section 8(d) shall be deemed to include any reasonable legal or other reasonable out-of-pocket expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim.

(f) Notwithstanding the provisions of Section 8(d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(g) For purposes of Section 8(d), each Person who controls any Holder, agent or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and each director, officer, employee and agent of any such Holder, agent or underwriter, shall have the same rights to contribution as such Holder, agent or underwriter, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this Section 8(d).

(h) The provisions of this Section 8 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling Persons referred to in this Section 8 hereof, and will survive the transfer of Registrable Securities.

(i) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

9. [Reserved]

10. Miscellaneous.

(a) Remedies. In the event of a breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate and shall waive any requirement for the posting of a bond.

(b) Discontinued Disposition. Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (iv) of Section 4(d) or the occurrence of a Suspension Period, such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such

Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this Section 10(b). In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus or is advised in writing by the Company that the use of the Prospectus may be resumed.

(c) Amendments. This Agreement may be amended, modified, extended or terminated, and the provisions hereof may be waived, only with (i) the consent of the Company and (ii) the affirmative vote of Holders of a Majority of Registrable Securities; provided that in no event shall the obligations of any Holder of Registrable Securities be increased or the rights of any Holder be adversely affected (without similarly increasing or adversely affecting the rights of all Holders), except with the written consent of such Holder; and provided further, any provision that is for the express benefit of only Qualified Holders shall be amended only with the consent of the Holders of a majority of the Registrable Securities held by all Qualified Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.

(d) Waivers. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

(e) Termination and Effect of Termination. This Agreement shall terminate with respect to each Holder when such Holder no longer holds any Registrable Securities and will terminate in full when no Holder holds any Registrable Securities, except for the provisions of Section 8, which shall survive any such termination. No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 8 shall retain such indemnification rights with respect to any matter that (i) may be an indemnified liability thereunder and (ii) occurred prior to such termination.

(f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile (with confirmation of delivery) or electronic mail in PDF or similar electronic or digital format (with confirmation of receipt) prior to 5:00 p.m. (New York time) on a business day in the place of receipt, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile (with confirmation of delivery) or electronic mail in PDF or similar electronic or digital format (with confirmation of receipt) later than 5:00 p.m. (New York time)

on any date and earlier than 11:59 p.m. (New York time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the Party to whom such notice is required to be given. The address for such notices and communications shall be as follows (or at such other address as shall be given in writing by any Party to the other Parties):

If to the Company:

VICI Properties Inc.

8329 W. Sunset Road, Suite 210

Las Vegas, NV 89113

Attn.: Chief Financial Officer

with a copy (which shall not constitute notice) to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Attn.: Abbe Dienstag and Christopher Auguste

If to any other Person who is then a Holder, to the address of such Holder as it appears on the signature pages hereto or such other address as may be designated in writing hereafter by such Person.

(g) Successors and Assigns; Transfers; New Issuances. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors and legal representatives. The Registrable Securities and the rights of a Holder hereunder may be transferred, assigned, or otherwise conveyed on a pro rata basis in connection with any transfer, assignment, or other conveyance of Registrable Securities to any transferee or assignee; provided that all of the following additional conditions are satisfied with respect to any transfer, assignment or conveyance of Registrable Securities or rights hereunder: (i) such transfer or assignment is made in compliance with the Securities Act, any other applicable securities or “blue sky” laws, or rules or regulations promulgated by FINRA, and the terms and conditions of the certificate of incorporation and the by-laws of the Company; (ii) such transferee or assignee shall have delivered to the Company a Joinder Agreement in substantially the form attached hereto as Exhibit A agreeing to become subject to and bound by the terms of this Agreement; provided, however, that notwithstanding the foregoing, no transferee or assignee of Capital Stock of the Company issued in the Transaction that has been sold, transferred or otherwise disposed of by the Holder thereof pursuant to (x) a public resale under Rule 144 or (y) a registered offering, will be required to deliver a Joinder Agreement; and (iii) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee, identifying the Registrable Securities with respect to which such rights are being transferred or assigned and the total number of Registrable Securities and other Capital Stock of the Company beneficially owned by such transferee or assignee. Notwithstanding any other provision of this Agreement to the contrary, the Company shall not transfer or assign its rights or obligations hereunder without the prior written consent of each Holder.

(h) Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the choice of law or conflicts of law.

(i) Submission to Jurisdiction. Each of the Parties, by its execution of this Agreement, (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and the state courts sitting in the State of New York, County of New York for the purpose of any Proceeding arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its Subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such Proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence or maintain any Proceeding arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such Proceeding to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this Agreement, the court in which such litigation is being heard shall be deemed to be included in clause (i) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such Proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 10(f) hereof is reasonably calculated to give actual notice.

(j) Waiver of Venue. The Parties irrevocably and unconditionally waive, to the fullest extent permitted by applicable law, (i) any objection that they may now or hereafter have to the laying of venue of any Proceeding arising out of or relating to this Agreement in any court referred to in Section 10(i) and (ii) the defense of an inconvenient forum to the maintenance of such Proceeding in any such court.

(k) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and supersedes any and all prior or contemporaneous discussions, agreements and understandings, whether oral or written, that may have been made or entered into by or among any of the Parties or any of their respective Affiliates relating to the transactions contemplated hereby.

(o) Execution of Agreement. This Agreement may be executed and delivered (by facsimile, by electronic mail PDF or otherwise) in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.

(p) Determination of Ownership. In determining ownership of Company Common Stock hereunder for any purpose, the Company may rely solely on the records of the transfer agent for the Company Common Stock or other Capital Stock of the Company from time to time, or, if no such transfer agent exists, the Company’s stock ledger.

(q) Headings; Section References. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(r) No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Holders may be partnerships or limited liability companies, each of the Holders and the Company agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any of the Company’s or the Holder’s former, current or future direct or indirect equity holders, controlling persons, stockholders, directors, officers, employees, agents, Affiliates, members, financing sources, managers, general or limited partners or assignees (each, a “Related Party” and collectively, the “Related Parties”), in each case other than the Company, the current or former Holders or any of their respective assignees under this Agreement, whether by the enforcement of any assessment or by any legal or equitable Proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties, as such, for any obligation or liability of the Company or the Holders under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 10(r) shall relieve or otherwise limit the liability of the Company or any current or former Holder, as such, for any breach or violation of its obligations under this Agreement or such agreements, documents or instruments.

(s) Descriptive Headings; Interpretation; No Strict Construction. Unless the context requires otherwise: (i) any pronoun used in this Agreement shall include the corresponding masculine,

feminine or neuter forms; (ii) references to Sections, paragraphs and clauses refer to Sections, paragraphs and clauses of this Agreement; (iii) the terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation”; (iv) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (v) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (vi) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (vii) references to any law or statute shall be deemed to refer to such law or statute as amended or supplemented from time to time and shall include all rules and regulations and forms promulgated thereunder, and references to any law, rule, form or statute shall be construed as including any legal and statutory provisions, rules or forms consolidating, amending, succeeding or replacing the applicable law, rule, form or statute; (viii) references to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; (ix) references to any Person include such Person’s successors and permitted assigns; (x) references to “days” are to calendar days unless otherwise indicated; and (xi) references to “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Each of the parties hereto acknowledges that each party was actively involved in the negotiation and drafting of this Agreement and agrees that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against any party hereto because one is deemed to be the author thereof. All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time. All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time.

(t) Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the fullest extent set forth herein with respect to (i) the Company Common Stock, (ii) any and all securities into which shares of Company Common Stock is converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Company Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to assume the obligations of the Company under this Agreement or enter into a new registration rights agreement with the Holders on terms substantially the same as this Agreement as a condition of any such transaction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

VICI PROPERTIES INC.

By:	/s/ Mary E. Higgins
Name:	Mary E. Higgins
Title:	CFO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

QUANTUM PARTNERS LP By: QP GP LLC, ITS GENERAL PARTNER

By:	/s/ Thomas O’Grady
Name:	Thomas O’Grady
Title:	Attorney-in-Fact

Canyon Capital Advisors LLC, on behalf of its participating funds and managed accounts

By:	/s/ John P. Plaga
Name:	John P. Plaga
Title:	Authorized Signatory

Senator Global Opportunity Master Fund LP

By:	/s/ Evan Gartenlaub
Name:	Evan Gartenlaub
Title:	Authorized Person

HBK MASTER FUND L.P.

By:	HBK Services LLC, its investment advisor

By:	/s/ Jon L. Mosle III
Name:	Jon L. Mosle III
Title:	Authorized Power

For and on behalf of Pentwater Capital Management, LP

As investment advisor to:

PWCM Master Fund Ltd Oceana Master Fund Ltd Pentwater Equity Opportunities Master Fund Ltd Pentwater Merger Arbitrage Master Fund Ltd MAP 98 Segregated Portfolio

By:	/s/ Neal Nenadovic
Name:	Neal Nenadovic
Title:	Chief Financial Officer

Monarch Debt Recovery Master Fund Ltd Monarch Capital Master Partners III LP Monarch Capital Master Partners IV LP MCP Holdings Master LP Monarch Special Opportunities Master Fund Ltd

By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Chris Santana
Name:	Chris Santana
Title:	Managing Principal

TACONIC OPPORTUNITY MASTER FUND L.P.

By: Taconic Capital Advisors L.P., its investment manager

By:	/s/ Peyton McNutt
Name:	Peyton McNutt
Title:	Associate General Counsel

TACONIC MASTER FUND 1.5 L.P.

By: Taconic Capital Advisors L.P., its investment manager

By:	/s/ Peyton McNutt
Name:	Peyton McNutt
Title:	Associate General Counsel

HG VORA SPECIAL OPPORTUNITIES MASTER FUND, LTD.

By:	HG Vora Capital Management, LLC as investment adviser

By:	/s/ Mandy Lam
Name:	Mandy Lam
Title:	Authorized Signatory

SILVER POINT CAPITAL FUND, L.P.

BY SILVER POINT CAPITAL, L.P., ITS INVESTMENT MANAGER

By:	/s/ Steven Weiser
Name:	Steven Weiser
Title:	Authorized Signatory

SILVER POINT CAPITAL OFFSHORE MASTER FUND. L.P.,
BY SILVER POINT CAPITAL, L.P., ITS INVESTMENT MANAGER

By:	/s/ Brett Rodda
Name:	Brett Rodda
Title:	Authorized Signatory

Centerbridge Special Credit Partners III, L.P.

By:	/s/ Susanne V. Clark
Name:	Susanne V. Clark
Title:	Authorized Signatory

Centerbridge Credit Partners Master, L.P.

By:	/s/ Susanne V. Clark
Name:	Susanne V. Clark
Title:	Authorized Signatory

Centerbridge Credit Partners, L.P.

By:	/s/ Susanne V. Clark
Name:	Susanne V. Clark
Title:	Authorized Signatory

Dwight Place Capital Partners, LLC

By:	/s/ Ilan Mandel
Name:	Ilan Mandel
Title:	CFO

Dwight Place Capital Management, LLC

By:	/s/ Ilan Mandel
Name:	Ilan Mandel
Title:	CFO

MASTER SIF SICAV SIF

By: Marathon Asset Management L.P. Its Investment Manager and Authorized Signatory

By:	/s/ Louis T. Hanover
Name:	Louis T. Hanover
Title:	Authorized Signatory

MARATHON SPECIAL OPPORTUNITY MASTER FUND LTD.

By: Marathon Asset Management L.P. Its Investment Manager and Authorized Signatory

By:	/s/ Louis T. Hanover
Name:	Louis T. Hanover
Title:	Authorized Signatory

MARATHON BLUE GRASS CREDIT FUND LP

By: Marathon Asset Management L.P. Its Investment Manager and Authorized Signatory

By:	/s/ Louis T. Hanover
Name:	Louis T. Hanover
Title:	Authorized Signatory

TRS CREDIT FUND LP

By: Marathon Asset Management L.P. Its Investment Manager and Authorized Signatory

By:	/s/ Louis T. Hanover
Name:	Louis T. Hanover
Title:	Authorized Signatory

HIGHLINE CAPITAL PARTNERS, L.P.

By:	/s/ Michael Klarman
Name:	Michael Klarman
Title:	Member of the GP

HIGHLINE CAPITAL PARTNER QP, LP

By:	/s/ Michael Klarman
Name:	Michael Klarman
Title:	Member of the GP

HIGHLINE CAPITAL MASTER LP

By:	/s/ Michael Klarman
Name:	Michael Klarman
Title:	Member of the GP

HIGHLINE CAPITAL QUALIFIED MASTER LP

By:	/s/ Michael Klarman
Name:	Michael Klarman
Title:	Member of the GP

HIGHLINE ENHANCED QUALIFIED MASTER LP

By:	/s/ Michael Klarman
Name:	Michael Klarman
Title:	Member of the GP

HIGHLINE A MASTER FUND LLC

By:	/s/ Michael Klarman
Name:	Michael Klarman
Title:	Member of the GP

HIGHLINE B MASTER FUND LLC

By:	/s/ Michael Klarman
Name:	Michael Klarman
Title:	Member of the GP

ECF Value Fund, LP

By:	/s/ Marc Blatter
Name:	Marc Blatter
Title:	Chief Financial Officer

ECF Value Fund II, LP

By:	/s/ Marc Blatter
Name:	Marc Blatter
Title:	Chief Financial Officer

ECF Value Fund International Master, LP

By:	/s/ Marc Blatter
Name:	Marc Blatter
Title:	Chief Financial Officer

Long Pond Offshore Master, L.P.

By:	/s/ Anthony Famiglietti
Name:	Anthony Famiglietti
Title:	CFO, Long Pond Capital

Long Pond U.S. Master, LP

By:	/s/ Anthony Famiglietti
Name:	Anthony Famiglietti
Title:	CFO, Long Pond Capital

SOUND POINT CAPITAL MANAGEMENT, LP, AS INVESTMENT MANAGER FOR FUNDS LISTED ON SCHEDULE 1 HERETO

By:	/s/ Wendy Ruberti
Name:	Wendy Ruberti
Title:	General Counsel

Schedule 1

Sound Point Credit Opportunities Master Fund, LP

Sound Point Beacon Master Fund, LP

Sound Point Montauk Fund, LP

Neuberger Berman Alternative funds — Neuberger Berman Absolute Return Multi-Manager Fund

Neuberger Berman Investment Funds, Plc

Principal Funds, Inc. — Global Market Strategy Fund

SP Co-Invest, LLC

Diameter Master Fund LP

By:	/s/ Christopher H. Sullivan
Name:	Christopher H. Sullivan
Title:	Authorized Signatory

OCM VICI HOLDINGS, LLC

By: Oaktree Fund GP IIA, LLC Its: Manager

By: Oaktree Fund GP III, L.P. Its: Managing Member

By:	/s/ Kaj Vazales
Name:	Kaj Vazales
Title:	Authorized Signatory

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title:	Authorized Signatory

MARBLE RIDGE MASTER FUND LP

By:	/s/ Dan Kamensky
Name:	Dan Kamensky
Title:	Managing Partner

Associated British Foods Pension Scheme

By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

Beach Point Multi-Asset Credit Fund Ltd.

By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

Beach Point Multi-Strategy Credit Master Fund, L.P.

By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

Beach Point Orange SCF LP

By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

Beach Point SCF 0166 LP

By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

Beach Point SCF IV LLC

By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

Beach Point SCF Multi-Port LP

By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

Beach Point SCF VIII, Ltd.

By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

Beach Point SCF X, LP

By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

Beach Point Select Fund LP

By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

Beach Point TX SCF LP

By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

Beach Point SCF I LP

By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

Beach Point Global Master Fund, L.P.

By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

Beach Point Total Return Master Fund L.P. By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

Beach Point Securitized Credit Fund LP By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

HBOS Final Salary Pension Scheme By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

MERCER QIF FUND PLC — MERCER INVESTMENT FUND 1 By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

Lloyds Bank Pension Scheme No. 1 By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

Lloyds Bank Pension Scheme No. 2 By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

Pacific Coast Investment Fund LLC By: Beach Point Capital Management LP Its Investment Manager

By:	/s/ Carl Goldsmith
Name:	Carl Goldsmith
Title:	Co-Chief Investment Officer

CORPORATE CAPITAL TRUST II

By:	/s/ Nicole J. Macarchuk
Name:	Nicole J. Macarchuk
Title:	Authorized Signatory

KKR GLOBAL CREDIT OPPORTUNITIES MASTER FUND L.P.

By:	/s/ Nicole J. Macarchuk
Name:	Nicole J. Macarchuk
Title:	Authorized Signatory

KKR INCOME OPPORTUNITIES FUND

By:	/s/ Nicole J. Macarchuk
Name:	Nicole J. Macarchuk
Title:	Authorized Signatory

TACTICAL VALUE SPN-GLOBAL CREDIT OPPORTUNITIES L.P.

By:	/s/ Nicole J. Macarchuk
Name:	Nicole J. Macarchuk
Title:	Authorized Signatory

SCHEDULE I

COMMON STOCKHOLDERS

Canyon-ASP Fund, L.P. — Investing (New)

Canyon Balanced Master Fund, Ltd.

Canyon Distressed Opportunity Master Fund II, L. P.

Canyon-SL Value Fund LP

The Canyon Value Realization Master Fund, L.P.

Canyon Blue Credit Investment Fund L.P.

Canyon-GRF Master Fund II, L.P.

Canyon Distressed Opportunity Investing Fund II, L.P.

EP Canyon Ltd

CANYON NZ-DOF INVESTING L.P.

Canyon Value Realization MAC 18 Ltd.

Canyon Value Realization Fund, L.P. — Investing

HBK Master Fund L.P.

HG Vora Special Opportunities Master Fund, Ltd.

Monarch Capital Master Partners III LP

MCP Holdings Master LP

Monarch Debt Recovery Master Fund Ltd

Monarch Special Opportunities Master Fund Ltd

Monarch Capital Master Partners IV LP

PWCM Master Fund Ltd.

Oceana Master Fund Ltd.

Pentwater Equity Opportunities Master Fund Ltd.

Pentwater Merger Arbitrage Master Fund Ltd.

MAP 98 Segregated Portfolio

Senator Global Opportunity Master Fund LP

Silver Point Capital Fund, L.P.

Silver Point Capital Offshore Master Fund, L.P.

Quantum Partners LP

Taconic Master Fund 1.5 LP

Taconic Opportunity Master Fund LP

Beach Point Total Return Master Fund, L.P.

Beach Point Select Fund LP

Beach Point SCF X LP

Beach Point Multi-Asset Credit Fund Ltd.

Beach Point Multi-Strategy Credit Master Fund, L.P.

Beach Point SCF VIII Ltd.

Beach Point Global Master Fund, L.P.

Beach Point Securitized Credit Fund LP

Beach Point SCF IV LLC

Beach Point SCF Multi-Port LP

Beach Point TX SCF LP

Beach Point SCF I LP

Pacific Coast Investment Fund LLC

Lloyds Bank Pension Scheme No.1

Lloyds Bank Pension Scheme No.2

HBOS Final Salary Pension Scheme

Associated British Foods Pension Plan

Mercer QIF Fund PLC

Beach Point Orange SCF LP

Beach Point SCF 0166 LP

Centerbridge Credit Partners Master, L.P.

Centerbridge Credit Partners, L.P.

Centerbridge Special Credit Partners III, L.P.

Diameter Master Fund LP

ECF Value Fund, L.P.

ECF Value Fund II, L.P.

ECF Value Fund International Master L.P.

Dwight Place Capital Partners, LLC

Dwight Place Capital Management, LLC

Highline Capital Partners, L.P.

Highline Capital Partners QP, L.P.

Highline Capital Master, L.P.

Highline Capital Qualified Master, L.P.

Highline Enhanced Qualified Master, L.P.

Highline A Master Fund, LLC

Highline B Master Fund, LLC

Corporate Capital Trust II

KKR Global Credit Opportunities Master Fund L.P.

KKR Income Opportunities Fund

Tactical Value SPN-Global Credit Opportunities L.P.

Long Pond U.S. Master, LP

Long Pond Offshore Master, L.P.

Marathon Blue Grass Credit Fund LP

TRS Credit Fund L.P.

Marathon Special Opportunity Master Fund Ltd

Master SIF SICAV SIF

Marble Ridge Master Fund LP

OCM VICI Holdings, LLC

Sound Point Credit Opportunities Master Fund, LP

Sound Point Beacon Master Fund, LP

Sound Point Montauk Fund, LP

Neuberger Berman Alternative Funds — Neuberger Berman Absolute Return Multi-Manager Fund

Neuberger Berman Investment Funds, Plc

Principal Funds, Inc — Global Multi-Strategy Fund

SP Co-Invest Fund, LLC

EXHIBIT A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date set forth below, to become a party to that certain Registration Rights Agreement (as amended, restated and modified from time to time, the “Agreement”) dated as of [●], by and among VICI Properties Inc., a Maryland corporation (the “Company”), and the holders of the Company Common Stock named therein, and for all purposes of the Agreement the undersigned will be included within the term “Holder” (as defined in the Agreement). The address, facsimile number and email address to which notices may be sent to the undersigned are as follows:

Address:

Facsimile No.:
Email:
Date:

[If entity]

[ENTITY NAME]

By:
Name:
Title:

[If individual]

Individual Name:

A-1

EXHIBIT B

Form of Plan of Distribution1

The selling stockholders, or their pledgees, donees, transferees, or any of their successors in interest selling shares received from a named selling stockholder as a gift, partnership distribution or other permitted transfer after the date of the applicable prospectus (all of whom may be selling stockholders), may sell some or all of the securities covered by this prospectus from time to time on any stock exchange or automated interdealer quotation system on which our common stock is listed, in the over-the-counter market, in privately negotiated transactions or otherwise, at fixed prices that may be changed, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at prices otherwise negotiated. The selling stockholders may sell the securities by one or more of the following methods, without limitation:

•	block trades in which the broker or dealer so engaged will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker or dealer as principal and resale by the broker or dealer for its own account pursuant to this prospectus;

•	an exchange distribution in accordance with the rules of any stock exchange on which our common stock is listed;

•	ordinary brokerage transactions and transactions in which the broker solicits purchases;

•	privately negotiated transactions;

•	short sales, either directly or with a broker-dealer or affiliate thereof;

•	through the writing of options on the common stock, whether or not the options are listed on an options exchange;

•	through loans or pledges of the common stock to a broker-dealer or an affiliate thereof;

•	by entering into transactions with third parties who may (or may cause others to) issue securities convertible or exchangeable into, or the return of which is derived in whole or in part from the value of, our common stock;

•	through the distribution by any selling stockholder to its partners, members or stockholders;

•	one or more underwritten offerings on a firm commitment or best efforts basis; and

•	any combination of any of these methods of sale.

For example, the selling stockholders may engage brokers and dealers, and any brokers or dealers may arrange for other brokers or dealers to participate in effecting sales of our

[1]	The Plan of Distribution will be appropriately modified in the event that any securities other than common stock are offered for distribution in accordance with the terms of the Agreement.

common stock. These brokers, dealers or underwriters may act as principals, or as an agent of a selling stockholder. Broker-dealers may agree with a selling stockholder to sell a specified number of shares of our common stock or preferred stock at a stipulated price per share. If the broker-dealer is unable to sell the common stock acting as agent for a selling stockholder, it may purchase as principal any unsold securities at the stipulated price. Broker-dealers who acquire common stock as principals may thereafter resell the common stock from time to time in transactions on any stock exchange or automated interdealer quotation system on which the common stock is then listed, at prices and on terms then prevailing at the time of sale, at prices related to the then-current market price or in negotiated transactions. Broker-dealers may use block transactions and sales to and through broker-dealers, including transactions of the nature described above.

A selling stockholder may also enter into hedging and/or monetization transactions. For example, a selling stockholder may:

•	enter into transactions with a broker-dealer or affiliate of a broker-dealer or other third party in connection with which that other party will become a selling stockholder and engage in short sales of our common stock under this prospectus, in which case the other party may use shares of our common stock received from the selling stockholder to close out any short position;

•	sell short our common stock under this prospectus and use shares of our common stock held by the selling stockholder to close out any short position;

•	enter into options, forwards or other transactions that require the selling stockholder to deliver, in a transaction exempt from registration under the Securities Act, shares of our common stock to a broker-dealer or an affiliate of a broker-dealer or other third party who may then become a selling stockholder and publicly resell or otherwise transfer shares of our common stock under this prospectus;

•	loan or pledge shares of our common stock to a broker-dealer or affiliate of a broker-dealer or other third party who may then become a selling stockholder and sell the loaned shares or, in an event of default in the case of a pledge, become a selling stockholder and sell the pledged shares, under this prospectus. As and when a selling stockholder takes such actions, the number of securities offered under this prospectus on behalf of such selling stockholder will decrease. The plan of distribution for that selling stockholder’s common stock will otherwise remain unchanged; or

•	enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by the selling stockholder or borrowed from the selling stockholder or others to settle those sales or to close out any related open borrowings of common stock, and may use securities received from the selling stockholder in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions may be an underwriter and, if applicable, will be identified as such in the applicable prospectus supplement (or a post-effective amendment).

The selling stockholders may also sell shares of our common stock pursuant to Rule 144 under the Securities Act.

We do not know of any arrangements by the selling stockholders for the sale of our common stock.

To the extent required under the Securities Act, the aggregate amount of selling stockholders’ common stock being offered and the terms of the offering, the names of any agents, brokers, dealers or underwriters and any applicable commission with respect to a particular offer will be set forth in an accompanying prospectus supplement. Any underwriters, dealers, brokers or agents participating in the distribution of the common stock may receive compensation in the form of underwriting discounts, concessions, commissions or fees from a selling stockholder and/or purchasers of selling stockholders’ common stock for whom they may act (which compensation as to a particular broker-dealer might be in excess of customary commissions).

The selling stockholders and any underwriters, brokers, dealers or agents that participate in the distribution of the common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any discounts, concessions, commissions or fees received by them and any profit on the resale of the common stock sold by them may be deemed to be underwriting discounts and commissions.

The selling stockholders and other persons participating in the sale or distribution of the common stock will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M. This regulation may limit the timing of purchases and sales of any of the common stock by the selling stockholders and any other person. The anti-manipulation rules under the Exchange Act may apply to sales of common stock in the market and to the activities of the selling stockholders and their affiliates. Furthermore, Regulation M may restrict the ability of any person engaged in the distribution of the common stock to engage in market-making activities with respect to the particular common stock being distributed for a period of up to five business days before the distribution. These restrictions may affect the marketability of the common stock and the ability of any person or entity to engage in market-making activities with respect to the common stock.

To the extent permitted by applicable law, this plan of distribution may be modified in a prospectus supplement or otherwise.

We agreed to register the common stock under the Securities Act and to keep the registration statement of which this prospectus is a part effective for a specified period of time. We have also agreed to indemnify the selling stockholders against certain liabilities, including liabilities under the Securities Act. The selling stockholders have agreed to indemnify us in certain circumstances against certain liabilities, including liabilities under the Securities Act.

We will not receive any proceeds from sales of any common stock by the selling stockholders.

We cannot assure you that the selling stockholders will sell all or any portion of the common stock offered hereby. All of the foregoing may affect the marketability of the securities offered hereby.

EXHIBIT C

Form of Notice and Holder Questionnaire

The undersigned beneficial holder of common stock, par value $0.01 per share, which shares the undersigned believes are Registrable Securities (as defined in the Registration Rights Agreement (as defined below)), understands that the Company intends to file or has filed with the Commission a registration statement (the “Shelf Registration Statement”) on Form S-11 for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the registration rights agreement (the “Registration Rights Agreement”), among the Company and the Holders named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Each beneficial holder of Registrable Securities (each a “beneficial owner”) is entitled to the benefits of the Registration Rights Agreement. In order to sell, or otherwise dispose of, any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities (to the extent required by applicable law) and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners that do not (i) complete this Notice and Questionnaire and (ii) execute a Joinder in the Form attached as Exhibit A of the Registration Rights Agreement (if required) and deliver both documents to the Company as provided below will not be named as selling securityholders in the prospectus and, therefore, will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement.

Further, the right of a beneficial owner to receive notices of and participate in underwritten offerings, exercise piggyback rights or include shares pursuant to the demand rights set forth in the Registration Rights Agreement is conditioned upon an affirmative election to receive such notices. A beneficial owner may provide such notice pursuant to this Notice and Questionnaire by making the elections in Question 6 or by providing written notice in the manner contemplated by the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities legal counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, its directors and officers, affiliates, employees, members, managers, agents and each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements or omissions concerning the undersigned that are made in, or omitted from, the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

QUESTIONNAIRE

Please respond to every item, even if your response is “none.” If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

If you have any questions about the contents of this Questionnaire or as to who should complete this Questionnaire, please contact the Mary Beth Higgins, Chief Financial Officer of the Company, at (702) 407-6556.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

1.	Identity and Background of the Record Holder of the Registrable Securities.

	(a)	Full legal name:

	(b)	(i)	Business address (including street address) (or residence if no business address), telephone number and e-mail address of record holder:

Address:

Telephone No.:

E-mail address:

Contact person:

		(ii)	If an entity:

Type of entity:

State of formation:

(c)	Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

Yes.

No.

(d)	If your response to Item 1(c) above is no, are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

Yes.

No.

For the purposes of this Item 1(d), an “affiliate” of a registered broker-dealer includes any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

(e)	Full legal name of the person, if any, through which you hold the Registrable Securities (i.e., name of your broker or the DTC participant, if applicable, through which your Registrable Securities are held):

Name of Broker:

DTC No.:

Contact person:

Telephone No.:

2.	Your Relationship with the Company.

(a)	Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

Yes.

No.

(b)	If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with the Company:

3.	Your Interest in the Registrable Securities.

(a)	In the table below, state the type and amount of Registrable Securities beneficially owned by you.

Type of Security	Number of Shares	Type of Ownership (direct, or indirect through trust, partnership, etc.)

(b)	Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of the Company?

Yes.

No.

(c)	If your answer to Item 3(b) above is yes, state the type and the aggregate amount of such other securities of the Company beneficially owned by you.

Type:

Aggregate amount:

(d)	If your response to Item 1(d) is yes, did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

Yes.

No.

(e)	If your response to Item 1(d) is yes, at the time of your acquisition of the securities listed in Item 3(a) above, did you have any agreements or understandings, direct or indirect, with any person to distribute the securities?

Yes.

No.

(f)	If your response to Item 3(e) above is yes, please describe such agreements or understandings:

Note: If you are an affiliate of a broker-dealer and did not acquire your Registrable Securities in the ordinary course of business or at the time of acquisition had any agreements or understandings, direct or indirect, with any person to distribute the securities, the Company may be required to identify you as an underwriter in the Shelf Registration Statement and related Prospectus.

(g)	Is any of the Registrable Securities subject to a pledge? If so, please describe.

Yes.

No.

4.	Nature of your Beneficial Ownership.

If the Selling Securityholder is not a natural person or is a natural person who has delegated voting or dispositive power by contract or otherwise in respect of the Registrable Securities, please identify the natural person or persons who have voting or investment control over the Registrable Securities listed in Item 3(a) and describe the relationship by which they exercise such powers. If voting and dispositive powers are divided among such listed persons, so indicate.

5.	Plan of Distribution.

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item 3(a) only pursuant to the section entitled “Plan of Distribution” to be included in the Shelf Registration Statement and related Prospectus, a form of which is attached as Exhibit B to the Registration Rights Agreement.

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities, except in accordance with the terms of the Registration Rights Agreement.

6. The undersigned hereby affirmatively elects to receive the following notices (as defined in the Registration Rights Agreement) (please check all that apply):

☐    Demand Notice

☐    Piggyback Notice

☐    Shelf Takedown Notice

The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned beneficial owner and Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify Selling Securityholders against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.

All notices to the beneficial owner hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.

By signing below, the undersigned acknowledges that it is the beneficial owner of the Registrable Securities set forth herein, represents that the information provided herein is accurate, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Shelf Registration Statement and the related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related Prospectus.

Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned beneficial owner. This Notice and Questionnaire shall be governed, adjudicated and enforced in accordance with terms of the Registration Rights Agreement.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

NAME OF BENEFICIAL OWNER:

(Please Print)

Signature:

Date:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND

QUESTIONNAIRE TO VICI PROPERTIES INC. AS FOLLOWS:

VICI Properties Inc.

8329 W. Sunset Road, Suite 210

Las Vegas, Nevada 89113

Attention Mary Elizabeth Higgins, Chief Financial Officer

E-mail Address: mbhiggins@caesars.com

This Notice and Questionnaire must be returned in the manner and within the time period set forth in the Registration Rights Agreement in order to include Registrable Securities in such Shelf Registration Statement.